UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2005

JETBLUE AIRWAYS CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York  11375

           (Address of principal executive offices)            (Zip Code)

(718) 709-3026

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

                On March 10, 2005, JetBlue Airways Corporation (the “Company”) entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, as representative of the several underwriters named in the underwriting agreement, in connection with the public offering and sale of $250,000,000 aggregate principal amount of its 3¾% Convertible Debentures due 2035.  The debentures (and underlying shares of common stock) of the Company were registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Company’s Registration Statements on Form S-3, File Nos. 333-109546 and 333-119549.  The transactions contemplated by the underwriting agreement were completed on March 16, 2005.  For a more detailed description of the agreements and instruments entered into by the Company in connection with this offering, see the disclosure under the captions “Summary,” “Description of the Debentures,” and “Underwriting” contained in the Company’s Prospectus Supplement dated March 10, 2005 to the Prospectus dated November 4, 2004, and “Description of Debt Securities” contained in the Company’s Prospectus dated November 4, 2004, each of which have been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

                This report is also being filed for the purpose of filing as exhibits the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Company’s Registration Statement on Form S-3, File No. 333-119549.

Item 9.01.  Financial Statements and Exhibits.

                The Exhibit Index included after the signature page of this report is hereby incorporated herein by reference.  The documents listed on the Exhibit Index are filed as exhibits with reference to the Company’s Registration Statement on Form S-3, File No. 333-119549.  The Registration Statement and the Prospectus Supplement dated March 10, 2005 to the Prospectus dated November 4, 2004 relate to the Company’s offering and sale of its 3¾% Convertible Debentures due 2035.

(c)                                  Exhibits

Exhibit Number	Description

1	Underwriting Agreement, dated March 10, 2005, between JetBlue Airways Corporation and Morgan Stanley & Co. Incorporated, as representative of the Underwriters.

4.1	Indenture, dated as of March 16, 2005, between JetBlue Airways Corporation and Wilmington Trust Company, as Trustee, relating to the Company’s debt securities.

4.2

First Supplemental Indenture to the Indenture filed as Exhibit 4.1 to this report, dated as of March 16, 2005, between JetBlue Airways Corporation and Wilmington Trust Company, as Trustee, relating to the Company’s 3¾% Convertible Debentures due 2035.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION

Date: March 16, 2005	By:	/s/ John Owen
John Owen
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

1	Underwriting Agreement, dated March 10, 2005, between JetBlue Airways Corporation and Morgan Stanley & Co. Incorporated, as representative of the Underwriters.

4.1	Indenture, dated as of March 16, 2005, between JetBlue Airways Corporation and Wilmington Trust Company, as Trustee, relating to the Company’s debt securities.

4.2

First Supplemental Indenture to the Indenture filed as Exhibit 4.1 to this report, dated as of March 16, 2005, between JetBlue Airways Corporation and Wilmington Trust Company, as Trustee, relating to the Company’s 3¾% Convertible Debentures due 2035.